INDEMNIFICATION AGREEMENT
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     INDEMNIFICATION  AGREEMENT  (the  "Agreement") effective December 18, 1996, between RALCORP HOLDINGS, INC., a Missouri corporation (the "Company") and ___________________ ("Participant").

     WHEREAS, Participant is an Officer of the Company, and in such capacity is performing a valuable service for the Company; and

     WHEREAS, the Company's Restated Articles of Incorporation (the "Articles") and Section 351.355 of the Missouri Revised Statutes, as amended to date (the "Indemnification Statute"), permit the indemnification of directors, officers, employees and certain agents of the Company, under certain circumstances; and

     WHEREAS, in order to induce Participant to continue to serve as an Officer of the Company, the Company has determined and agreed to enter into this contract with Participant;

     NOW THEREFORE, in consideration of Participant's continued service as an Officer of the Company after the date hereof, the Company and Participant agree as follows:

     1.     Indemnity  of  Participant.  Company  hereby agrees to hold harmless
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and  indemnify  Participant  to  the  full extent authorized or permitted by the provisions of the Indemnification Statute, or by any amendment thereof, or any other statutory provisions authorizing or permitting such indemnification which is adopted after the date hereof.

     2.     Additional  Indemnity.  Subject  to  the  exclusions  set  forth  in
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Section  3  hereof,  the  Company  further agrees to hold harmless and indemnify
Participant against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by Participant in connection with any Claim. Such indemnification shall be made by the Company without regard to whether or not there has been a determination that Participant has met any standard of conduct prescribed by law or otherwise in connection with the specific matter for which indemnification is sought by (i) a majority of a quorum of disinterested directors, (ii) independent legal counsel by written opinion, or (iii) the Company's shareholders by a majority vote. For purposes of this Indemnification Agreement, a "Claim" is a threatened, pending or completed action, claim, suit, or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Company) to which Participant is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Participant is, was or at any time (whether before or after the date of this Agreement) becomes a director, officer, employee or agent of the Company, or is or was serving or at any time (whether before or after the date of this Agreement) serves at the request of the Company as a director, officer, employee, member, trustee, or agent of another corporation, partnership, joint venture, trust, trade or industry association or other enterprise (whether incorporated or unincorporated, for-profit or not-for-profit).

     3.     Limitations  on Additional Indemnity.  Notwithstanding anything else
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contained  in this Agreement, no indemnity shall be paid by the Company pursuant to  this  Indemnification  Agreement:

     (a) In respect to remuneration paid to Participant if it shall be finally judicially adjudged that such remuneration was paid in violation of law;

     (b) On account of any suit for an accounting of profits made from the purchase or sale by Participant of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended or similar provisions of any state or local statutory law;



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     (c)     On  account  of  Participant's  conduct which is finally judicially adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct;

     (d) If a final decision by a Court having jurisdiction in the matter (all appeals having been denied or none having been taken) shall determine that such indemnification is not lawful; or

     (e) In connection with indemnity pursuant to Section 2 only, except to the extent the aggregate of losses to be indemnified thereunder exceeds the amount of such losses for which the Participant actually receives payments pursuant to Section 1 hereof or pursuant to any insurance policies or other comparable policies purchased and maintained by the Company.

     4.     Continuation  of  Indemnity.  All  agreements and obligations of the
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Company  contained  herein  shall  continue  during the period Participant is an
Officer of the Company and shall continue thereafter so long as Participant shall be subject to any possible Claim.

     5.     Notification  and  Defense  of  Claim.  Promptly  after  receipt  by
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Participant  of notice of the commencement of any Claim, Participant will notify the Company of the commencement thereof; provided, however, that the omission to so notify the Company will not relieve the Company from any liability which it may have to Participant under this Agreement unless and to the extent that the Company's rights are prejudiced by such failure. With respect to any Claim, as to which Participant notifies the Company of the commencement thereof:

     (a) Company will be entitled to participate in the defense thereof at its own expense;

     (b) Except as otherwise provided below, the Company jointly with any other party will be entitled to assume the defense thereof at the Company's expense, with counsel satisfactory to Participant. After notice from the Company to Participant of its election to so assume the defense thereof, the Company will not be liable to Participant under this Agreement for any legal or other expenses subsequently incurred by Participant in connection with the defense thereof unless Participant shall have reasonably concluded that there may be a conflict of interest between the Company and Participant in the conduct of the defense of such Claim, in which case, the Company shall not be entitled to assume the defense of such Claim. For purposes of this Indemnification
Agreement, there shall be deemed to be a conflict of interest between the Company and Participant with respect to any Claim brought by or in the right of the Company; and

     (c) Company shall not be liable to indemnify Participant under this Agreement for any amounts paid in settlement of any Claim effected without the Company's written consent. Company shall not settle any Claim in any manner which would impose any penalty or limitation on Participant without Participant's written consent. Neither Company nor Participant will unreasonably withhold their consent to any proposed settlement.

     6.     Advancement  and  Repayment  of  Expenses.
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     (a)     To  the  extent  that the Company assumes the defense of any Claim,
Participant agrees that he will reimburse the Company for all reasonable expenses paid by Company in defending such Claim in the event and only to the extent that it shall be ultimately judicially determined that Participant is not entitled to be indemnified by the Company for such expenses under the provisions of either the Indemnification Statute, the Restated Articles, this Agreement or otherwise.

     (b) To the extent that the Company does not assume the defense of any Claim, the Company shall advance to Participant all reasonable expenses,


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including  all  reasonable  attorneys'  fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with defending, preparing to defend or investigating any civil or criminal action, suit or proceeding, within twenty days after the receipt by the Company of a statement or statements from Participant requesting such advance or advances, whether prior to or after final disposition of such Claim. Such statement or statements shall reasonably evidence the expenses incurred by Participant and shall include or be preceded or accompanied by an undertaking by or on behalf of Participant to repay all of such expenses advanced if it shall be ultimately judicially determined that Participant is not entitled to be indemnified against such expenses. Any advances and undertakings to repay pursuant to this paragraph shall be unsecured and interest free.

     7.     Enforcement.
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     (a)     Company expressly confirms and agrees that it has entered into this
Agreement and assumed the obligations imposed on the Company hereby in order to induce Participant to continue to serve as an Officer of the Company, and acknowledges that Participant is relying upon this Agreement in continuing in such capacity.

     (b) In the event Participant is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Company shall reimburse Participant for all of Participant's attorneys' fees and expenses in bringing and pursuing such action.

     8.     Separability.  Each  of  the  provisions  of  this  Agreement  is  a
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separate  and  distinct  agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

     9.     Governing  law;  Binding  Effect;  Amendment  and  Termination.
            --------------------------------------------------------------

     (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Missouri without giving effect to the conflict of laws provisions thereof.

     (b) This Agreement shall be binding upon Participant and upon the Company, its successors and assigns, and shall inure to the benefit of Participant, his heirs, personal representatives and assigns, and to the benefit of the Company, its successors and assigns.

     (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless signed in writing by both parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on this 23rd day of June, 1999.

     RALCORP  HOLDINGS,  INC.


               By:____________________________
                    Secretary



               By:____________________________
                    Participant